SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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SUNAMERICA SERIES TRUST

SEASONS SERIES TRUST

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SunAmerica Asset Management, LLC

SunAmerica Series Trust

Seasons Series Trust

P.O. Box 54299

Los Angeles, California 90054-0299

(800) 445-7862

February 4, 2014

Dear Contract Owner:

We are writing to provide you with the enclosed information statement. The information statement provides information regarding the recent change in control of Putnam Investment Management LLC (“Putnam Management”), the subadviser to the International Growth and Income Portfolio and Asset Allocation: Diversified Growth Portfolio (the “Portfolios”) of SunAmerica Series Trust and Seasons Series Trust, respectively (the “Trusts”). On October 8, 2013, The Honourable Paul G. Desmarais, who was the controlling shareholder of Power Corporation of Canada, Putnam Management’s ultimate parent company, passed away. Upon his death, voting control of the shares of Power Corporation of Canada that Mr. Desmarais controlled was transferred to a family trust. The transfer of voting control of these shares may have constituted an “assignment” of each of the Subadvisory Agreements between Putnam Management and SunAmerica Asset Management, LLC. (“SAAMCo”), the Portfolios’ investment adviser and manager, with respect to the Portfolios, resulting in its automatic termination as required by law. As a result, on December 6, 2013, the Board of Trustees of each Portfolio approved a new Subadvisory Agreement for each Portfolio to ensure that Putnam Management is able to continue to subadvise the Portfolios. The transfer of voting control will not have any practical impact on the operations of Putnam Management or your Portfolio.

As a matter of regulatory compliance, the information statement being provided to you describes, among other things, the change in control of Putnam Management and the terms of the new Subadvisory Agreements with Putnam Management, which are substantially identical to the previous agreements and which have been approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trusts as defined in the Investment Company Act of 1940, as amended.

This document is for your information only and you are not required to take any action. Should you have any questions about these changes or if we can be of service to you in any other way, please call our SunLine customer service center between the hours of 8 a.m. PST and 5 p.m. PST at (800) 445-7862. As always, we appreciate your confidence and trust and look forward to serving you in the future.

Sincerely,

John T. Genoy

President

SunAmerica Series Trust

Seasons Series Trust

SUNAMERICA SERIES TRUST

International Growth and Income Portfolio

SEASONS SERIES TRUST

Asset Allocation: Diversified Growth Portfolio

P.O. Box 54299

Los Angeles, CA 90054-0299

INFORMATION STATEMENT

REGARDING THE CHANGE IN CONTROL OF A SUBADVISER

FOR INTERNATIONAL GROWTH AND INCOME PORTFOLIO AND ASSET ALLOCATION:

DIVERSIFIED GROWTH PORTFOLIO

This information statement is being provided to the shareholders of International Growth and Income Portfolio and Asset Allocation: Diversified Growth Portfolio (the “Portfolios”) of SunAmerica Series Trust and Seasons Series Trust, respectively (the “Trusts”) in lieu of a proxy statement, pursuant to the terms of an exemptive order received by SunAmerica Asset Management, LLC (“SAAMCo”) from the U.S. Securities and Exchange Commission (the “Commission”), which permits SAAMCo to hire new subadvisers and make changes to existing subadvisory contracts on behalf of the Trusts with the approval of the Board of Trustees (the “Board” or the “Trustees”), but without obtaining shareholder approval. This information statement is being posted at www.sunamerica.com/informationstatements on behalf of the Trustees of the Trusts.

We are not asking for a proxy and you are requested not to send us a proxy. This document is for informational purposes only and you are not required to take any action.

Purpose of the Information Statement

The Portfolios are subadvised by Putnam Investment Management LLC (“Putnam Management”). The Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as your Portfolio(s), requires Subadvisory Agreements to terminate automatically upon an “assignment” of the agreement, which includes a “change of control” affecting an investment company’s subadviser. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, directly and through holding companies controlled by him, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, your Portfolio’s subadviser. Upon Mr. Desmarais’ death, voting control over Power Corporation of Canada shares was transferred to The Desmarais Family Residuary Trust. (Throughout this information statement, this transfer of voting control of Power Corporation of Canada shares is referred to as the “Transfer.”) Because Putnam Management is indirectly controlled by Power Corporation of Canada, the Transfer may have resulted in a change of control of Putnam Management and an assignment of your Portfolio’s Subadvisory Agreement within the meaning of the 1940 Act. This means that, even though the Transfer will not have any impact on the operations of Putnam Management, it is possible that your Portfolio’s Subadvisory Agreement with Putnam Management terminated automatically upon the Transfer. To eliminate any ambiguity as to the effectiveness of your Portfolio’s Subadvisory Agreement, at an in-person meeting on December 6, 2013, the Board of Trustees of each Portfolio approved a new Subadvisory Agreement (each, a “New Subadvisory Agreement”) with Putnam Management to allow Putnam Management to continue as your Portfolio’s subadviser.

The Trusts and the Adviser

International Growth and Income Portfolio is an investment series of SunAmerica Series Trust, a Massachusetts business trust. Asset Allocation: Diversified Growth Portfolio is an investment series of Seasons Series Trust, a Massachusetts business trust. The Trusts each entered into an Investment Advisory and Management Agreement (the “Advisory Agreements”) with SAAMCo on January 1, 1999, as amended from time to time, with the approval of the Trustees, including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), as defined in the 1940 Act.

SAAMCo is an indirect wholly-owned subsidiary of American International Group, Inc. and is located at

Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. SAAMCo selects the subadvisers for the Trusts’ portfolios, manages certain portfolios, provides various administrative services and supervises the portfolios’ daily business affairs, subject to review by the Trustees. The Advisory Agreements authorize SAAMCo to retain subadvisers for the portfolios for which it does not manage the assets. SAAMCo selects subadvisers it believes will provide the portfolios with the highest quality investment services. SAAMCo monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies) or other consideration.

The subadvisers to the Trusts’ portfolios, including Putnam Management, act pursuant to agreements with SAAMCo. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold. The subadvisers are independent of SAAMCo and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the subadvisers’ fees. The portfolios do not pay fees directly to a subadviser.

The Transfer

Putnam Management, your Portfolio’s subadviser, is majority owned (indirectly through other companies) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais controlled a majority of the voting shares of Power Corporation of Canada, directly and through holding companies that he controlled.

Since 1996, Mr. Desmarais’ two sons, Paul Desmarais, Jr. and André Desmarais, have managed the day-to-day affairs of Power Corporation of Canada, serving as Chairman and Co-Chief Executive Officer and President and Co-Chief Executive Officer, respectively. Until his death, The Honourable Paul G. Desmarais served as Director of Power Corporation of Canada and Chairman of the Executive Committee of the Board of Directors. He also served as Director of Power Financial Corporation, a majority-owned subsidiary of Power Corporation of Canada, and continued to exercise voting control over a majority of the voting shares of Power Corporation of Canada. However, he did not participate actively in the management or affairs of Putnam Investments, LLC, the parent company of Putnam Management (“Putnam Investments”). Paul Desmarais, Jr. and André Desmarais, in addition to their executive roles at Power Corporation of Canada, are active members of the Boards of Directors of numerous subsidiaries of Power Corporation of Canada, including Putnam Investments.

Following Mr. Desmarais’ death, voting control of the shares of Power Corporation of Canada that he owned directly and controlled indirectly was transferred to The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of The Honourable Paul G. Desmarais. (This transfer of voting control of Power Corporation of Canada shares is referred to as the “Transfer” throughout this information statement.) There are five trustees of The Desmarais Family Residuary Trust, consisting of Mr. Desmarais’ two sons, Paul Desmarais, Jr. and André Desmarais, his widow, Jacqueline Desmarais, and Guy Fortin and Michel Plessis-Bélair. Under the terms of the trust, the family member trustees (or the family member successor trustees) effectively determine how the shares of Power Corporation of Canada owned or controlled by The Desmarais Family Residuary Trust will be voted. As a practical matter, it is generally expected that, while they serve as trustees, Paul Desmarais, Jr. and André Desmarais will exercise, jointly, voting control over the Power Corporation of Canada shares owned or controlled by the trust.

The trustees have the responsibility to manage the affairs of The Desmarais Family Residuary Trust, which include managing the trust property, distributing income to its designated beneficiaries, voting the shares of Power Corporation of Canada owned or controlled by the trust, and complying with the terms of the trust more generally. The family member trustees determine who will replace any of the trustees, provided that the family member trustees must be replaced with members of the Desmarais family and that the non-family member trustees must be replaced with non-family members. The ultimate beneficiaries of the principal of the trust, including any shares of Power Corporation of Canada owned by The Desmarais Family Residuary Trust, will be determined only upon the occurrence of future events, though it is generally contemplated that current and future members of the Desmarais family will be the ultimate beneficiaries.

The Transfer has not impacted the ownership of any of the companies owned, directly or indirectly, by Power Corporation of Canada. As indicated in the following chart, Power Corporation of Canada continues to own a majority of the voting shares of Power Financial Corporation, which in turn owns a majority of the voting shares of Great-West Lifeco Inc. All of the voting shares of Putnam Investments are owned by Great-West Lifeco Inc.

Putnam Investments, through a series of wholly-owned holding companies, is the sole owner of Putnam Management. The address of The Desmarais Family Residuary Trust is 759 Victoria Square, Montreal, Quebec H2Y 2J7. The address of Power Corporation of Canada and Power Financial Corporation is 751 Victoria Square, Montreal, Quebec H2Y 2J3. The address of Great-West Lifeco Inc. is 100 Osborne Street North, Winnipeg, Manitoba, R3C 3A5. The address of Putnam Investments and Putnam Management is One Post Office Square, Boston, Massachusetts 02109.

Representatives of Power Corporation of Canada, Power Financial Corporation, and Great-West Lifeco have confirmed that the Transfer will not impact Putnam Investments’ operations. Paul Desmarais, Jr. and André Desmarais, who as trustees of The Desmarais Family Residuary Trust are expected to determine how to vote the shares of Power Corporation of Canada that are controlled by the trust, continue to serve as Co-Chief Executive Officers of Power Corporation of Canada and as Directors of Putnam Investments. In these roles, they will continue to oversee the operations and affairs of Power Corporation of Canada and its subsidiary companies, including Putnam Investments. Putnam Investments will continue to operate as a separate business unit within the Power Corporation of Canada group of companies, overseen by its separate Board of Directors, and will retain its existing management team. There are no current plans to make any changes to the operations of the Portfolios as a result of the Transfer. In particular, the Portfolios have been advised that there are no current plans to make changes with respect to the quality of any services provided to the Portfolios or their shareholders as a result of the Transfer. In addition, Putnam Investments’ current business strategy and Putnam Management’s investment management philosophy will not change as a result of the Transfer and there will not be any disruption or change for Portfolio shareholders.

Although the Transfer is unrelated to, and will not have any impact on, the operations of Putnam Management and your Portfolio(s), it is possible that the Transfer, as a technical matter under the 1940 Act, constitutes a “change of control” of Putnam Management. Under the 1940 Act, which regulates investment companies such as the Portfolios, investment advisory agreements are required to terminate automatically when there is a change of control of the investment adviser or subadviser. Pursuant to the terms of an exemptive order received by SAAMCo from the Commission, SAAMCo is permitted to hire new subadvisers and make changes to existing subadvisory contracts on behalf of the Trusts with the approval of the Boards, but without obtaining shareholder approval. The Boards of Trustees of the Portfolios met in person on December 6, 2013 and approved a new Subadvisory Agreement for each Portfolio, each effective as of December 6, 2013.

The New Subadvisory Agreements

The terms of each New Subadvisory Agreement are identical to those of the previous Subadvisory Agreement except for the effective dates and initial term. The New Subadvisory Agreements for International Growth and Income Portfolio and Asset Allocation: Diversified Growth Portfolio are set forth in Exhibits A and B, respectively.

Each New Subadvisory Agreement between SAAMCo and Putnam Management, on behalf of a Portfolio, provides that (i) Putnam Management shall manage the assets of the Portfolio, (ii) SAAMCo shall compensate Putnam Management for its services, (iii) Putnam Management is authorized to select the brokers or dealers to effect portfolio transactions for the Portfolio, and (iv) Putnam Management shall comply with a Portfolio’s investment policies and restrictions and with applicable law. The New Subadvisory Agreements will not result in an increase in fees to shareholders or expenses to the Portfolios.

Each New Subadvisory Agreement also provides for automatic termination unless at least annually subsequent to its initial term, its continuance is approved by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of a Portfolio, and (ii) the Independent Trustees. Each New Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, SAAMCo, or the holders of a majority of the outstanding shares of a Portfolio, on not more than 60 days’ nor less than 30 days’ prior written notice.

International Growth and Income Portfolio. SAAMCo receives from SunAmerica Series Trust a fee, accrued daily and payable monthly, based on the net assets of the Asset Allocation: Diversified Growth Portfolio at the following annual rates:

1.00% to $150 million
0.90% next $150 million
0.80% over $300 million

For the fiscal year ended January 31, 2013, SAAMCo received advisory fees from the International Growth and Income Portfolio in the amount of $2,978,319. SAAMCo has voluntarily agreed until further notice to waive 0.05% of the investment advisory fees for the International Growth and Income Portfolio. For the year ended January 31, 2013, the amount of advisory fees waived was $158,150. The fees waived and expenses reimbursed by SAAMCo with respect to the Portfolio are not subject to recoupment.

SAAMCo pays Putnam Management a monthly fee with respect to the Portfolio, computed on average daily net assets, at the following annual rate:

0.65% on the first $150 million
0.55% on the next $150 million
0.45% thereafter

For the fiscal year ended January 31, 2013, SAAMCo paid Putnam Management $1,713,222 in subadvisory fees with respect to the Portfolio.

Asset Allocation: Diversified Growth Portfolio. SAAMCo receives from Seasons Series Trust a fee, accrued daily and payable monthly, based on the net assets of the Asset Allocation: Diversified Growth Portfolio at the following annual rates:

First $250 million 0.85%
Next $250 million 0.80%
Over $500 million 0.75%

For the fiscal year ended March 31, 2013, SAAMCo received $1,461,096 in advisory fees and retained $698,702, or 0.41% of the Portfolio’s net assets. Effective October 1, 2005, SAAMCo voluntarily agreed to, until further notice, waive 0.10% of investment advisory fees for the Asset Allocation: Diversified Growth Portfolio. For the year ended March 31, 2013, the amount of advisory fees waived was $171,894. The fees waived and expenses reimbursed by SAAMCo with respect to the Asset Allocation: Diversified Growth Portfolio are not subject to recoupment.

For the fiscal year ended March 31, 2013, SAAMCo paid subadvisory fees to Putnam Management at the annual rate of 0.44% of the Portfolio’s assets. Putnam Management received $762,394 in subadvisory fees with respect to the Portfolio.

Information about Putnam Management

Putnam Management is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam Management has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2013, Putnam Management had approximately $76 billion in assets under management. Putnam Management is not affiliated with SAAMCo. No Trustee of either Trust has owned any securities, or has had any material interest in, or a material interest in a material transaction with Putnam Management or its affiliates since the beginning of the most recent fiscal year of either Portfolio.

Name	Current Position with Putnam Management

Robert L. Reynolds	President and Chief Executive Officer

Walter C. Donovan	Chief Investment Officer

Clare Richer	Chief Financial Officer and Treasurer

Robert T. Burns	General Counsel and Secretary

Robert L. Leveille	Chief Compliance Officer

Putnam Management is the investment subadviser for other mutual funds that have an investment objective similar to those of the Portfolios. The name of such fund, together with information concerning the fund’s assets, and the subadvisory fee rate paid (as a percentage of average net assets) to Putnam Management for its management services, are set forth below.

Seasons Series Trust: Asset Allocation: Diversified Growth Portfolio

1.	The George Putnam Fund of Boston (d/b/a George Putnam Balanced Fund)
Objective: Capital growth and current income
Assets as of 7/31/13: $1,263,010,053

Fees:	First $5 billion of Total Open-End Mutual Fund Average Net Assets:*	0.680%
	Next $5 billion:	0.630
	Next $10 billion:	0.580

Next $10 billion:	0.530
Next $50 billion:	0.480
Next $50 billion:	0.460
Next $100 billion:	0.450
Any excess thereafter:	0.445

Net Fees paid during FYE 7/31/13: $6,488,744 (0.53% of average net assets); fee waivers have been in effect

2.	Putnam VT George Putnam Balanced Fund

Objective: Both capital growth and current income
Assets as of 12/31/12: $173,285,587

Fees:	First $5 billion of Total Open-End Mutual Fund Average Net Assets:*	0.680%
	Next $5 billion:	0.630
	Next $10 billion:	0.580
	Next $10 billion:	0.530
	Next $50 billion:	0.480
	Next $50 billion:	0.460
	Next $100 billion:	0.450
	Any excess thereafter:	0.445

Net Fees paid during FYE 12/31/12: $956,470 (0.54% of average net assets); fee waivers have been in effect

3.	Putnam Capital Spectrum Fund

Objective: Total return
Assets as of 4/30/13: $2,632,636,619

Fees:	First $5 billion of Total Open-End Mutual Fund Average Net Assets:*	0.880%
	Next $5 billion:	0.830
	Next $10 billion:	0.780
	Next $10 billion:	0.730
	Next $50 billion:	0.680
	Next $50 billion:	0.660
	Next $100 billion:	0.650
	Any excess thereafter:	0.645

	Benchmark: 50/50 blend (balanced daily) of S&P 500 Index
	and JP Morgan Developed High Yield Index

	Maximum Performance Adjustment Rate: +/- 0.32%

Net Fees paid during FYE 7/31/13: $13,364,984 (0.81% of average net assets); fee waivers have been in effect

4.	Putnam Dynamic Asset Allocation Growth Fund

Objective: Capital appreciation
Assets as of 9/30/13: $1,671,640,573

Fees:	First $5 billion of Total Open-End Mutual Fund Average Net Assets:*	0.750%
	Next $5 billion:	0.700
	Next $10 billion:	0.650
	Next $10 billion:	0.600
	Next $50 billion:	0.550
	Next $50 billion:	0.530

Next $100 billion:	0.520
Any excess thereafter:	0.515

Net Fees paid during FYE 9/30/13: $9,791,000 (0.60% of average net assets); fee waivers have been in effect

SunAmerica Series Trust: International Growth and Income Portfolio

1.	Putnam Global Dividend Fund

Objective: Capital growth and current income
Assets as of 11/30/13: $10,141,104

Fees:	First $5 billion of Total Open-End Mutual Fund Average Net Assets:*	0.850%
	Next $5 billion:	0.800
	Next $10 billion:	0.750
	Next $10 billion:	0.700
	Next $50 billion:	0.650
	Next $50 billion:	0.630
	Next $100 billion:	0.620
	Any excess thereafter:	0.615

	Benchmark: MSCI World Index (Net Dividends)

	Maximum Performance Adjustment Rate: +/- 0.15%

Net Fees paid during FYE 11/30/13: $0; fee waivers have been in effect

2.	Putnam International Value Fund

Objective: Capital growth. Current income is a secondary objective.
Assets as of 6/30/13: $200,940,112

Fees:	First $5 billion of Total Open-End Mutual Fund Average Net Assets:*	0.850%
	Next $5 billion:	0.800
	Next $10 billion:	0.750
	Next $10 billion:	0.700
	Next $50 billion:	0.650
	Next $50 billion:	0.630
	Next $100 billion:	0.620
	Any excess thereafter:	0.615

	Benchmark: MSCI EAFE Value Index and S&P Developed Ex-U.S. LargeMidCap Value Index (Net Dividends)**

	Maximum Performance Adjustment Rate: +/- 0.15%

Net Fees paid during FYE 11/30/13: $1,437,355 (0.71% of average net assets); fee waivers have been in effect

3.	Putnam VT International Value Fund

Objective: Capital growth. Current income is a secondary objective.
Assets as of 6/30/13: $110,343,401

Fees:	First $5 billion of Total Open-End Mutual Fund Average Net Assets:*	0.850%
	Next $5 billion:	0.800
	Next $10 billion:	0.750
	Next $10 billion:	0.700

Next $50 billion:	0.650
Next $50 billion:	0.630
Next $100 billion:	0.620
Any excess thereafter:	0.615

Net Fees paid during FYE 12/31/12: $774,643 (0.71% of average net assets); fee waivers have been in effect

*Fund pays a fee to Putnam Management according to a rate that is based on the average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding fund assets that are invested in other Putnam Funds).

**Effective July 1, 2011, the fund’s benchmark is the MSCI EAFE Value Index (ND). Before July 1, 2011, the fund’s benchmark was the S&P Developed/Ex-U.S. LargeMidCap Value Index. Because the performance adjustment is based on a rolling thirty-six month performance period, there is a transition period during which the fund’s performance is compared to a composite index that reflects the performance of the previous index for the portion of the performance period before July 1, 2011, and the performance of the new index for the remainder of the period.

Factors Considered by the Boards of Trustees

Approval of New Subadvisory Agreements

At their in-person meeting on December 6, 2013 held, among other reasons, to consider the New Subadvisory Agreements, the Trustees, including the Independent Trustees, considered the potential implications to the Portfolios of Mr. Desmarais’ death and the Transfer. To address the possibility that the Transfer constituted an assignment of a Portfolio’s Subadvisory Agreement with Putnam Management, the Trustees unanimously voted to approve New Subadvisory Agreements for the Portfolios. The Trustees considered that, except for the effective date (December 6, 2013) and duration, the New Subadvisory Agreements were identical to the Portfolios’ previous Subadvisory Agreements. Under the New Subadvisory Agreements, Putnam Management provides investment advisory services to the Portfolios on essentially the same terms and conditions, and for the same fees, as it did under the previous Subadvisory Agreements. In particular, the Trustees considered:

•

Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

•

That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

•

The intention expressed by representatives of Power Corporation of Canada, Power Financial Corporation, and Great-West Lifeco that there would be no change to the operations or management of Putnam Investments or to the investment advisory services provided to the Portfolios by Putnam Management and its affiliates as a result of the Transfer.

•

Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to the Portfolios and that the Transfer would not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory services to the Portfolios.

•	Putnam Management’s assurances that there are no current plans to make any changes to the quality of any services provided to the Portfolios or their shareholders, as a result of the Transfer.
•

The benefits that the Portfolios have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

•	The commitment of Putnam Investments to bear the expenses incurred by the Portfolios in connection with the Transfer.

Based upon the foregoing considerations, the Trustees concluded that, to eliminate any ambiguity as to the status of your Portfolio’s Subadvisory Agreement, it was in the best interests of the Portfolio’s shareholders for the Trustees to approve New Subadvisory Agreements with Putnam Management so that Putnam Management can continue to serve as your Portfolio’s subadviser. On December 6, 2013, the Trustees, including all of the Trustees present who are not “interested persons” of the Portfolios or Putnam Investments, unanimously approved the New Subadvisory Agreements. The approval of the New Subadvisory Agreements took place as part of the Board’s annual consideration of the Trusts’ advisory and subadvisory agreements.

Approval of Subadvisory Agreements

In connection with the approval of the New Subadvisory Agreements, the Board received materials related to certain factors used in its consideration whether to approve such New Subadvisory Agreement. Those factors included:

(1)	the requirements of the Trusts in the areas of investment supervisory and administrative services;

(2)	the nature, extent and quality of the investment advisory services to be provided by Putnam Management and the administrative and other management services provided by SAAMCo;

(3)

the size and structure of the investment advisory fee and any other material payments to SAAMCo and Putnam Management and, in connection therewith, a review of the costs of services provided and the profits realized by SAAMCo and its affiliates from the relationship with the Trusts;

(4)	the extent to which SAAMCo realizes economies of scale and shares them with the Trusts;

(5)	the organizational capability and financial condition of SAAMCo and Putnam Management and their affiliates;

(6)	the possibility that services of the type required by the Trusts might be better obtained from other organizations; and

(7)	the fees paid by SAAMCo to Putnam Management for managing the Portfolios.

In addition, the Board considered (a) the relationship between the Trusts and SAAMCo; (b) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; (c) the profitability of SAAMCo and Putnam Management; (d) information regarding SAAMCo’s and Putnam Management’s compliance and regulatory history; (e) information about the services SAAMCo provides in connection with the oversight of Putnam Management; and (f) the reasonableness of the advisory fee retained by SAAMCo in light of the services it performs.

The Independent Trustees were separately represented by counsel that is independent of SAAMCo in connection with their consideration of approval of the New Subadvisory Agreements. The matters discussed below were also considered separately by the Independent Trustees in executive session during which such independent counsel provided guidance to the Independent Trustees.

The Board received information regarding each Portfolio’s subadvisory fees compared to subadvisory fees of a group of funds with similar investment strategies and/or objectives, as applicable (the “Subadvised Expense Group/Universe”), as selected and prepared by an independent third-party provider of investment company data. In addition, the Board considered the expenses and performance of Putnam Management with respect to accounts and mutual funds managed by it that have comparable investment objectives and strategies to the Portfolios.

Nature, Extent and Quality of Services. The Board, including the Independent Trustees, considered the nature, quality and extent of services provided by, or to be provided by, SAAMCo and Putnam Management. In making its evaluation, the Board considered that SAAMCo acts as adviser for each Portfolio, manages the daily business affairs of the Trusts, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies and provides oversight with respect to the daily management of each Portfolio’s assets allocated to Putnam Management, subject to the Trustees’ oversight and control. It was also noted that SAAMCo’s advisory fees compensate SAAMCo for services such as monitoring Portfolio performance, selecting and replacing subadvisers, determining asset allocations among each of the Portfolios’ managers and ensuring that Putnam Management’s style adheres to the prospectus and statement of additional information as well as other administrative, compliance and legal services.

The Board noted that SAAMCo is responsible for overseeing the performance of services by the Trust’s custodian, transfer agent and dividend disbursing agent. The Board also noted that SAAMCo is responsible for the financial, legal and accounting records required to be maintained by each Portfolio and for the administration of the

Trust’s business affairs, including providing such office space, bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any Portfolio) and such executive and other personnel as shall be necessary for the operations of each Portfolio. The Board considered that SAAMCo also monitors and reviews the activities of third-party service providers that may provide additional administrative services.

The Board considered that Putnam Management will be responsible for providing investment management services on a day-to-day basis. In such role, Putnam Management (i) determines the securities to be purchased or sold and executes such documents on behalf of each of the Portfolios as may be necessary in connection therewith; (ii) provides SAAMCo with records concerning their activities; and (iii) renders regular reports to SAAMCo and to officers and Trustees of the Trust concerning their discharge of the foregoing responsibilities. The Board reviewed Putnam Management’s history, structure and size, and investment experience. The Board considered Putnam Management’s personnel that will be involved in the investment management, administration, compliance and risk management activities with respect to the Portfolios, as well as current and projected staffing levels and compensation practices. The Board was informed that in management’s judgment, Putnam Management has the size, viability and resources to attract and retain highly qualified investment professionals.

The Board considered SAAMCo’s reputation and long-standing relationship with the Portfolios and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board also considered the Trust’s relationship with affiliated life insurance companies that offer the Portfolios through variable annuity and variable life insurance products. The Board considered SAAMCo’s experience in providing supervisory and administrative services to advisory clients. The Board also considered SAAMCo’s code of ethics and its risk management process, and that it has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the Portfolios as set forth in the Portfolios’ prospectuses.

The Board also reviewed Putnam Management’s compliance and regulatory history, including information about litigation, regulatory actions or investigations that could impair Putnam Management’s ability to serve as a subadviser to the Portfolios. The Board considered Putnam Management’s risk assessment and risk management processes and concluded that there was no information provided that would have a material adverse effect on Putnam Management’s ability to provide services to the Trust.

The Board concluded that it was satisfied with the nature, quality and extent of the services to be provided by SAAMCo and Putnam Management in light of all the circumstances and that there was a reasonable basis on which to conclude that the Adviser and Subadviser would provide high quality services to the Trust.

Portfolio Fees and Expenses; Investment Performance. The Board, including the Independent Trustees, received and reviewed information regarding the Portfolios’ actual and contractual subadvisory fees (including actual subadvisory fees as a portion of management fees). Such fees were compared both before and after expense waivers, caps and reimbursements, if any. It was noted that with respect to subadvisory fees, SAAMCo negotiates such fees at arms-length. The Board also considered that the subadvisory fees are paid by SAAMCo out of its advisory fee and not by the Portfolios, and that subadvisory fees may vary widely within a Subadvisor Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid out by SAAMCo and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by SAAMCo and Putnam Management, respectively.

To assist in analyzing the reasonableness of the subadvisory fee, the Board received a report prepared independently by Lipper Inc. (“Lipper”) as well as information provided by management. The Board also considered advisory fees received by Putnam Management with respect to other mutual funds and accounts with similar investment strategies to the Portfolios.

As part of its review, the Board considered information, including but not limited to the following information, provided by Lipper and management in making its determinations. It was noted that actual subadvisory fees were calculated as of each Portfolio’s most recent fiscal year end, which may vary among the Portfolio’s Subadvisor Expense Group/Universe.

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International Growth and Income Portfolio. The Board noted that actual total expenses and actual management fees were above the medians of the Portfolio’s Expense Group/Universe. The Board also noted that actual subadvisory fees were above the medians of its Subadvisor Expense Group/Universe.

The Board also considered that the Portfolio underperformed its Lipper peer index for the one- and five-

year periods and outperformed its Lipper peer index for the three-year period. The Board further noted that performance was above the medians of its Performance Group/Universe for the one- and three-year periods and below the medians of its Performance Group/Universe for the five-year period.

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Asset Allocation: Diversified Growth Portfolio. The Board noted that actual total expenses and actual management fees were above the medians of the Portfolio’s Expense Group/Universe. The Board also considered that subadvisory fees were above the medians of its Subadvisor Expense Group/Universe.

The Board further considered that the Portfolio outperformed its Lipper peer index for the one-, three- and five-year periods and that performance was above the medians of its Performance Group/Universe during the same periods.

Cost of Services and Benefits Derived. With respect to indirect costs and benefits, the Board was informed, based on management’s judgment, that any indirect costs incurred by SAAMCo in connection with rendering investment advisory services to the Trust were inconsequential to the analysis of the adequacy of the advisory fees, and that any collateral benefits derived as a result of providing advisory services to the Trust were de minimis and did not impact upon the reasonableness of the advisory fee retained by SAAMCo. The Board considered that SAAMCo is paid an administrative services fee of up to 0.04% of the average daily net asset value of the Trust’s Portfolios pursuant to an arrangement between SAAMCo and certain affiliated life insurance companies (the “Life Companies”).

In connection with benefits derived from the Trust, the Board considered that the Life Companies may benefit as a result of their direct ownership of the Portfolios’ shares, which amounts may be material. It was noted that in calculating their corporate income tax liability as insurance companies, the Life Companies, as corporate mutual fund shareholders, may exclude a portion of the ordinary dividends paid by underlying U.S. equities in the Portfolios to the same extent the Portfolios receive certain dividends with respect to shares of stock issued by domestic corporations, subject to applicable tax laws and regulations. In addition, the Life Companies may also rely on foreign tax credits with respect to certain foreign securities held in applicable Portfolios. Finally, the Board considered that the Life Companies receive revenue sharing payments from SAAMCo and certain other persons in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolios, as well as occasional gifts, entertainment or other compensation as incentives. It was noted that such payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Portfolios or from investment management fees received by SAAMCo.

The Board concluded that any benefits that SAAMCo and its affiliates could be expected to receive with regard to providing investment advisory and other services to the Portfolios were reasonable.

Profitability and Economies of Scale. In considering the reasonableness of the advisory fee retained by SAAMCo, the Board received information related to SAAMCo’s profitability with respect to the services it provides to the Trust’s Portfolios. The profitability analysis reflected the relationship between SAAMCo and American General Life Insurance Company (“AGL”) that provides that SAAMCo contributes the profits earned through its management of the Portfolios of the Trust to AGL. The Board also considered that SAAMCo has entered into an agreement with The United States Life Insurance Company in the City of New York (“USLIC”) (formerly, First SunAmerica Life Insurance Company) wherein SAAMCo pays USLIC a fee to perform certain administrative services for the benefit of certain variable annuity contract owners. The Board determined that the profitability to SAAMCo in connection with its relationship to the Trust was reasonable.

It was noted that the subadvisory fees paid pursuant to each New Subadvisory Agreement are paid by SAAMCo out of the advisory fees that it receives. The Trustees also relied on the ability of SAAMCo to negotiate the Subadvisory Agreement and the fees thereunder at arm’s length. It was noted that SAAMCo reviewed a number of factors in determining appropriate subadvisory fees payable to Putnam Management. Such factors include review of (1) style class peers primarily within the variable annuity universe; (2) key competitor analysis; (3) portfolio analysis; and (4) special considerations such as competitor subaccount characteristics, uniqueness of the product and the manager’s prestige. The Board determined that the profitability to Putnam Management in connection with its relationship with the Portfolios is therefore not a material factor in their consideration of the New Subadvisory Agreements.

The Board considered that the New Subadvisory Agreement contains breakpoints in the fee schedules, however, since SAAMCo, and not the Trust, is responsible for the payment of the fees pursuant to the New Subadvisory Agreement, the Trust does not directly benefit from any reduction in subadvisory fee rates. For similar reasons as stated above with respect to Putnam Management’s profitability and the costs of their providing services, the Board concluded that the potential for economies of scale in Putnam Management’s management of the Portfolios are not a material factor in its consideration at this time.

Terms of New Subadvisory Agreement. The Board, including the Independent Trustees, reviewed the terms of the New Subadvisory Agreement including the duties and responsibilities undertaken by Putnam Management as discussed above. The Board noted that the terms of the New Subadvisory Agreement will be identical except for the effective date (December 6, 2013) and duration. The Board also reviewed the terms of payment for services rendered and noted that SAAMCo compensates Putnam Management out of the fees it receives from the Trust. The Board noted that the New Subadvisory Agreement provides that Putnam Management will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered other terms and conditions of the Subadvisory Agreement.

Conclusions. In reaching its decision to approve the New Subadvisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have attributed different weights to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that Putnam Management possesses the capability and resources to perform the duties required of it under the Subadvisory Agreement.

Further, based upon its review of the New Subadvisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the Subadvisory Agreement are reasonable, fair and in the best interest of the Portfolios and their shareholders, and (2) the subadvisory fee rate is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Ownership of Shares

International Growth and Income Portfolio

As of November 30, 2013, all shares were owned directly by the separate accounts of American General Life Insurance Company (“AGL”) (formerly, SunAmerica Annuity and Life Assurance Company), and The United States Life Insurance Company in the City of New York (“USLIC”) and by two affiliated funds-of-funds, SunAmerica Dynamic Allocation Portfolio (“DAP”) and SunAmerica Dynamic Strategy Portfolio (“DSP”). All outstanding shares of the Portfolio are owned of record, in the aggregate by the following:

	AGL		USL		DAP		DSP
	Shares	Percentage	Shares	Percentage	Shares	Percentage	Shares	Percentage
Class 1 Shares	6,702,328.219	1.53%	242,642.292	42.18%	4,123,222.433	25.95%	4,823,393.658	30.35%

To SAAMCo’s knowledge, no person owns a variable annuity contract and/or variable life insurance policy or interests therein of more than 5% of the outstanding shares of the Portfolio. The Trustees and officers of the Trust and members of their families as a group, beneficially owned less than 1% of the beneficial interest of the Portfolio as of November 30, 2013.

Asset Allocation: Diversified Growth Portfolio

As of November 30, 2013, all shares were owned directly by the separate accounts of American General Life Insurance Company (“AGL”) (formerly, SunAmerica Annuity and Life Assurance Company), and The United States Life Insurance Company in the City of New York (“USLIC”). All outstanding shares of the Portfolio are owned of record, in the aggregate by the following:

	AGL		USL
	Shares	Percentage	Shares	Percentage
Class 1 Shares	1,831,728.212	100%	0	0%
Class 2 Shares	6,001,378.976	100%	0	0%
Class 3 Shares	5,238,173.345	97.58%	129,694.126	2.42%

To SAAMCo’s knowledge, no person owns a variable annuity contract and/or variable life insurance policy or interests therein of more than 5% of the outstanding shares of the Portfolio. The Trustees and officers of the

Trust and members of their families as a group, beneficially owned less than 1% of the beneficial interest of the Portfolio as of November 30, 2013.

Brokerage Commissions

For the fiscal year ended January 31, 2013, International Growth and Income Portfolio paid $378,757 in brokerage commissions. There were no commissions paid to affiliated broker/dealers.

For the fiscal year ended March 31, 2013, Asset Allocation: Diversified Growth Portfolio paid $157,728 in brokerage commissions. There were no commissions paid to affiliated broker/dealers.

Other Service Agreements

For the fiscal year ended January 31, 2013, International Growth and Income Portfolio paid account maintenance and service fees of $14,488 for Class 2 and $565,900 for Class 3 shares.

For the fiscal year ended March 31, 2013, Asset Allocation: Diversified Growth Portfolio paid account maintenance and service fees of $120,285 for Class 2 and $172,047 for Class 3 shares.

SunAmerica Capital Services, Inc. (“SACs”) distributes the International Growth and Income Portfolio’s shares and incurs the expenses of distributing its shares under a Distribution Agreement with SunAmerica Series Trust. SAAMCo and SACs, Inc. are located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. Seasons Series Trust does not have a principal underwriter.

Shareholder Reports

Copies of the most recent annual and semi-annual reports of the Trusts are available without charge and may be obtained by writing the Trusts at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862.

Shareholder Proposals

The Trusts are not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, a Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Nori L. Gabert, Esq., Secretary of SunAmerica Series Trust and Seasons Series Trust, 2919 Allen Parkway, Houston, Texas 77019.

By Order of the Trustees,

Nori L. Gabert Secretary SunAmerica Series Trust Seasons Series Trust

Dated: February 4, 2014

Exhibit A

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT is dated as of December 6, 2013, by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and PUTNAM INVESTMENT MANAGEMENT, LLC, a limited liability company organized pursuant to the laws of the State of Delaware (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of beneficial interest, no par value per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed on Schedule A attached hereto (the “Portfolio(s)”) on an interim basis, and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish as delivered in writing to the Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust’s current prospectus and statement of additional information as delivered to the Subadviser, and (b) applicable laws and regulations.

The Subadviser agrees that it will operate and manage the Portfolio set forth in Schedule A (1) in compliance with all applicable federal and state laws governing the Subadviser’s management of the Portfolio and investments; and (2) so as not to jeopardize either the treatment of the SunAmerica Series Trust variable annuity contracts issued by Variable Separate Account and FS Variable Separate Account (File Nos. 33-47473 and 33-85014, respectively; hereinafter “Contracts”), or such other variable annuity contracts established in the future, as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). Without limiting the foregoing, the Subadviser agrees to manage the Portfolio in compliance with (a) the provisions of the Act and rules adopted thereunder; (b) the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code; (c) applicable state insurance laws; and (d) applicable federal and state securities, commodities and banking laws; provided that Adviser shall provide

Subadviser with written direction as to the requirements of applicable state insurance laws and applicable federal and state banking laws. For purposes of the preceding sentence, disclosure in the Trust’s prospectus and/or statement of additional information of applicable state insurance laws and regulations and applicable federal and state banking laws and regulations shall constitute “written direction” thereof. The Adviser acknowledges and agrees that the Subadviser’s compliance with its obligations under this Agreement will be based, in part, on information supplied by the Adviser, or an agent thereof, as to each Portfolio, including but not limited to, portfolio security lot level realized and unrealized gain/loss allocation. The Adviser agrees that all such information will be supplied on a timely basis. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Subadviser shall not have any responsibility for the administrative affairs of the Portfolio, including any responsibility for the calculation of the net asset value of the Portfolio’s shares or shareholder accounting services; provided, however, that the Subadviser shall, as requested from time to time by the Adviser, assist the Adviser in obtaining pricing information relating to the Portfolio’s investment securities.

The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolios or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investments companies that are under common control with the Trust, concerning transactions of the Portfolios in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.

2. Portfolio Transactions. The Subadviser is responsible for decisions to buy or sell securities and other investments of the assets of each Portfolio, broker-dealers and futures commission merchants’ selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

3. Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior day’s’ net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser’s fee, the average daily net asset value of a Portfolio shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4. Other Services. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser’s cost.

5. Reports. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

6. Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

7. Certain Records. While the Subadviser is not being engaged to serve as the Trust’s official record keeper, the Subadviser nevertheless hereby undertakes and agrees to maintain, in the form and for the period required by Section 204 of the Advisers Act and Rule 204-2 thereunder, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Subadviser pursuant to the requirements of Rule 204-2 under the Advisers Act. The Subadviser will also, in connection with the purchase and sale of securities for each Portfolio, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmation, trade tickets, and other documents and information, that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Portfolio. The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

8. Reference to the Subadviser. The Adviser covenants as follows:

(a) The Adviser will (and will cause its affiliates (including the Trust) (each an “Affiliate”) to) use the name “Putnam Investment Management”, “Putnam Investments”, “Putnam” or any derivation thereof only for so long as this Agreement remains in effect. At such times as this Agreement is no longer in effect, the Adviser will, and will cause each Affiliate to, cease using any such name or any other name indicating that any Portfolio is advised by or otherwise connected to the Subadviser.

(b) It will not, and will cause its Affiliates to not, refer to the Subadviser or any Affiliate in any sales literature or promotional material except with the prior approval of the Subadviser. In the case of materials, such as the portfolio’s prospectus, required by law to be prepared, such approval shall not be unreasonably withheld.

(c) It will permit the Portfolios to be used as a funding vehicle only for insurance contracts issued by SunAmerica Inc. or any of its affiliates.

(d) It will not (and will cause it Affiliates to not) engage in marketing programs (written or otherwise) directed toward Putnam Capital Manager Annuity Contract (“PCM”) which directly solicit transfers from PCM to the Adviser’s products or those of its Affiliates. For purposes of the foregoing, general marketing efforts by SunAmerica Inc. and its affiliates shall not constitute a direct solicitation of PCM contract holders. The Adviser will not (and will cause its Affiliates to not) create or use marketing materials which provide direct comparisons between PCM and the Adviser’s products or those of any of its Affiliates. The Adviser, in connection with any exchange program, will not (and will cause its Affiliates to not) reimburse voluntarily, or enter into any contract or policy after the date hereof providing for the reimbursement of, any deferred sales charges to encourage the transfer of assets from PCM to the Adviser’s products or those of any Affiliate. For purposes hereof, the term “Affiliate” shall not be construed to include agents of SunAmerica Inc. or affiliates thereof, who are not employees of such entities.

9. Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Trust, any shareholder of the Trust or the Adviser for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the “Indemnified Parties”) from any liability arising from the Subadviser’s conduct under this Agreement.

(b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling persons may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or material breach of this Agreement by the Subadviser resulting from Subadviser’s disabling conduct, or (ii) any untrue statement of a material fact in the Trust’s registration statement or omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if such statement or omission was made in reliance on information furnished by the Subadviser to use in such registration statement, provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

10. Permissible Interests. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

11. Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 60 days’ written notice to the Adviser and the Trust. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13. Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

14. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

15. Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property” only shall be liable.

16. Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

17. Confidentiality. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or self regulatory organizations, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or necessary for employees of the Subadviser to carry out its duties on behalf of the Portfolio(s) as contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

18. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:	Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109
	Attention:	General Counsel

Adviser:	SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311
	Attention:	Gregory N. Bressler
Senior Vice President and
General Counsel

with a copy to: AIG Life and Retirement
1 SunAmerica Center
1999 Avenue of the Stars
Los Angeles, CA 90067-6022
	Attention:	Mallary L. Reznik
Senior Vice President and
General Counsel

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT CORP.

By:	/s/ PETER A. HARBECK
	Name:	Peter A. Harbeck
	Title:	President and Chief Executive Officer

PUTNAM INVESTMENT MANAGEMENT, LLC

By:	/s/ JAMES F. CLARK
	Name:	James F. Clark
	Title:	Associate General Counsel and Assistant
Secretary

SCHEDULE A

Portfolio(s)	For (as percentage of average daily net assets of the Portfolio)

International Growth and Income	.65% on the first $150 million .55% on the next $150 million .45% over $300 million

Exhibit B

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT is dated as of December 6, 2013 by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and PUTNAM INVESTMENT MANAGEMENT, LLC, a limited liability company organized pursuant to the laws of the state of Delaware (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999 (the “Advisory Agreement”) pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of beneficial interest, par value $.01 per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed on Schedule A attached hereto (the “Portfolio(s)”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish as delivered in writing to the Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust’s current prospectus and statement of additional information as delivered to the Subadviser, and (b) applicable laws and regulations.

The Subadviser agrees that it will operate and manage the Portfolio set forth in Schedule A (1) in compliance with all applicable federal and state laws governing the Subadviser’s management of the Portfolio and investments; and (2) so as not to jeopardize either the treatment of the Seasons variable annuity contracts issued by Variable Annuity Account Five (File No. 333-08859; hereinafter “Contracts”), or such other variable annuity contracts established in the future, as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). Without limiting the foregoing, the Subadviser agrees to manage the Portfolio in compliance with (a) the provisions of the Act and rules adopted thereunder; (b) the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code; (c) applicable state insurance laws; and (d) applicable federal and state securities, commodities and banking laws; provided that Adviser shall provide Subadviser with written direction as to the requirements of applicable state insurance laws and applicable federal and state banking laws. For purposes of the preceding sentence, disclosure in the Trust’s prospectus and/or statement of additional information of applicable state insurance laws and regulations and applicable federal and state banking laws and regulations shall constitute “written direction” thereof. The Adviser acknowledges and agrees that the Subadviser’s compliance with its obligations under this Agreement will be based, in part, on information supplied by the Adviser, or an agent thereof, as to each Portfolio, including but not limited to, portfolio security lot level realized and unrealized gain/loss allocation. The Adviser agrees that all such information will be supplied on a timely basis. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Subadviser shall not have any responsibility for the administrative affairs of the Portfolio, including any responsibility for the calculation of the net asset value of the Portfolios’ shares or shareholder accounting services; provided, however, that the Subadviser shall, as requested from time to time by the Adviser, assist the Adviser in obtaining pricing information relating to the Portfolios’ investment securities.

The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolios or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investments companies that are under common control with the Trust, concerning transactions of the Portfolios in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.

2. Portfolio Transactions. The Subadviser is responsible for decisions to buy or sell securities and other investments of the assets of each Portfolio, broker-dealers and futures commission merchants’ selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

3. Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior day’s’ net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser’s fee, the average daily net asset value of a Portfolio shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4. Other Services. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser’s cost.

5. Reports. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

6. Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

7. Certain Records. While the Subadviser is not being engaged to serve as the Trust’s official record keeper, the Subadviser nevertheless hereby undertakes and agrees to maintain, in the form and for the period required by Section 204 of the Advisers Act and Rule 204-2 thereunder, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Subadviser pursuant to the requirements of Rule 204-2 under the Advisers Act. The Subadviser will also, in connection with the purchase and sale of securities for each Portfolio, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmation, trade tickets, and other documents and information, that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Portfolio.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

8. Reference to the Subadviser. The Adviser covenants as follows:

(a) The Adviser will (and will cause its affiliates (including the Trust) (each an “Affiliate”) to) use the name “Putnam Investment Management”, “Putnam Investments”, “Putnam” or any derivation thereof only for so long as this Agreement remains in effect. At such times as this Agreement is no longer in effect, the Adviser will, and will cause each Affiliate to, cease using any such name or any other name indicating that any Portfolio is advised by or otherwise connected to the Subadviser.

(b) It will not, and will cause its Affiliates to not, refer to the Subadviser or any Affiliate in any sales literature or promotional material except with the prior approval of the Subadviser. In the case of materials, such as the portfolio’s prospectus, required by law to be prepared, such approval shall not be unreasonably withheld.

(c) It will permit the Portfolios to be used as a funding vehicle only for insurance contracts issued by SunAmerica Inc. or any of its affiliates.

(d) It will not (and will cause it Affiliates to not) engage in marketing programs (written or otherwise) directed toward Putnam Capital Manager Annuity Contract (“PCM”) which directly solicit transfers from PCM to the Adviser’s products or those of its Affiliates. For purposes of the foregoing, general marketing efforts by SunAmerica Inc. and its affiliates shall not constitute a direct solicitation of PCM contract holders. The Adviser will not (and will cause its Affiliates to not) create or use marketing materials which provide direct comparisons between PCM and the Adviser’s products or those of any of its Affiliates. The Adviser, in connection with any exchange program, will not (and will cause its Affiliates to not) reimburse voluntarily, or enter into any contract or policy after the date hereof providing for the reimbursement of, any deferred sales charges to encourage the transfer of assets from PCM to the Adviser’s products or those of any Affiliate. For purposes hereof, the term “Affiliate” shall not be construed to include agents of SunAmerica Inc. or affiliates thereof, who are not employees of such entities.

9. Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Trust, any shareholder of the Trust or the Adviser for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the “Indemnified Parties”) from any liability arising from the Subadviser’s conduct under this Agreement.

(b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling persons may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or material breach of this Agreement by the Subadviser resulting from Subadviser’s disabling conduct, or (ii) any untrue statement of a material fact in the Trust’s registration statement or omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if such statement or omission was made in reliance on information furnished by the Subadviser to use in such registration statement, provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

10. Permissible Interests. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

11. Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 60 days’ written notice to the Adviser and the Trust. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13. Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

14. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

15. Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property” only shall be liable.

16. Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

17. Confidentiality. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others, becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or self regulatory organizations, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or necessary for employees of the Subadviser to carry out its duties on behalf of the Portfolio(s) as contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

18. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:		Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109
Attn: General Counsel

Adviser:		SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311
	Attention:	Gregory N. Bressler
Senior Vice President and
General Counsel

with a copy to:		AIG Life and Retirement
1 SunAmerica Center
1999 Avenue of the Stars
Los Angeles, CA 90067-6022
	Attention:	Mallary L. Reznik
Senior Vice President and
General Counsel

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT CORP.

By:	/s/ PETER A. HARBECK
	Name:	Peter A. Harbeck
	Title:	President and Chief Executive Officer

PUTNAM INVESTMENT MANAGEMENT, LLC

By:	/s/ JAMES F. CLARK
	Name:	James F. Clark
	Title:	Associate General Counsel and Assistant Secretary

SCHEDULE A

Portfolio(s)	Fee (as a percentage of the average daily net assets of the Portfolio)

Asset Allocation: Diversified Growth	.55% on the first $150MM .50% on the next $150MM .40% over $300MM

SUNAMERICA SERIES TRUST

International Growth and Income Portfolio

SEASONS SERIES TRUST

Asset Allocation: Diversified Growth Portfolio

P.O. Box 54299

Los Angeles, CA 90054-0299

International Growth and Income Portfolio and Asset Allocation: Diversified Growth Portfolio

(the “Portfolios”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

www.sunamerica.com/informationstatements

This Notice is to inform you that an information statement (the “Information Statement”) regarding New Subadvisory Agreements for the Portfolios is now available at the website referenced above. International Growth and Income Portfolio and Asset Allocation: Diversified Growth Portfolio are series of SunAmerica Series Trust and Seasons Series Trust, respectively (the “Trusts”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access SunAmerica’s website to review a complete copy of the Information Statement, which contains important information about the New Subadvisory Agreements.

As discussed in the Information Statement, on December 6, 2013, the Board of Trustees of the Trusts approved a New Subadvisory Agreement with Putnam Investment Management LLC (“Putnam Management”) on behalf of each Portfolio as a result of the change in control of Putnam Management.

The Trusts have received an exemptive order from the Securities and Exchange Commission which allows the Portfolios’ investment adviser, SunAmerica Asset Management, LLC, subject to certain conditions, to enter into and materially amend Subadvisory Agreements without obtaining shareholder approval. As required by this exemptive order, a portfolio is required to provide information to shareholders about the New Subadvisory Agreement within 60 days of the new agreement. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about February 4, 2014, to all participants in a Contract who were invested in the Portfolios as of the close of business on November 30, 2013. A copy of the Information Statement will remain on SunAmerica’s website until at least February 4, 2015.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trusts at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862. You may also have an electronic copy of the Information Statement sent to you without charge by sending an email request to the Trusts at webmaster@sunamerica.com. You can request a complete copy of the Information Statement until February 4, 2015. To ensure prompt delivery, you should make your request no later than February 4, 2015. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.

SunAmerica Asset Management, LLC 2919 Allen Parkway Houston, TX 77019-2118 713.831.1312 713.831.5931 Fax louis.ducote@valic.com Louis 0. Ducote Counsel

February 4, 2014

VIA EDGAR

Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	SunAmerica Series Trust

International Growth and Income Portfolio

Registration File Nos. 33-52742 and 811-07238

CIK No. 0000892538

Seasons Series Trust

Asset Allocation: Diversified Growth Portfolio

Registration File Nos. 333-08653 and 811-07725

CIK No. 0001003239

Ladies and Gentlemen:

On behalf of the SunAmerica Series Trust and Seasons Series Trust and pursuant to Rule 14c-5 of the Securities and Exchange Act of 1934, we hereby transmit for filing a definitive copy of an Information Statement, and the Notice of Internet Availability of Information Statement (the “Notice”), in the form to be furnished to shareholders.

The purpose of the Information Statement is to provide shareholders with information regarding the approval of new subadvisory agreements between SunAmerica Asset Management Corp. and Putnam Investment Management, LLC with respect to the International Growth and Income Portfolio and Asset Allocation: Diversified Growth Portfolio.

It is anticipated that the Notice will be mailed to shareholders on or about February 4, 2014, and that the Information Statement will be available on the website specified in the Notice as of that date. Should you have any questions or comments concerning the Information Statement or Notice, please contact the undersigned at (713) 831-1312.

Very truly yours,

/s/ LOUIS O. DUCOTE

Louis O. Ducote